UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2020

Pareteum Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	001-35360	95-4557538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1185 Avenue of the Americas, 2nd Floor

New York, NY 10036

 (Address of principal executive offices) (Zip Code)

(646) 975-0400

(Registrant's telephone number, including area code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TEUM	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 8, 2020, Pareteum Corporation (the “Company”) entered into a letter agreement (the “Letter Agreement”) with High Trail Investments SA LLC (“HT”), the holder of that certain Senior Secured Convertible Note due 2025 (the “Note”) issued by the Company on June 8, 2020 and that certain Warrant to Purchase Common Stock, dated June 8, 2020 (the “Warrant”), issued by the Company. HT is also party to that certain Securities Purchase Agreement, dated June 8, 2020 (the “SPA”), under which the Note and Warrant were originally sold. Under the terms of the Letter Agreement, the HT and the Company agreed that HT would accept 1,093,750 shares of the Company’s common stock (the “Interest Shares”) in full satisfaction of the Company’s obligation to make a payment of $262,500 in interest on December 1, 2020 under the Note. HT and the Company also agreed that the Warrant would be amended to remove the requirement that the Company obtain the approval of its stockholders before permitting the issuance of shares of Company common stock in excess of 20% of the total number of shares of the Company’s outstanding common stock. This restriction had initially been included to ensure compliance with the rules of the Nasdaq Stock Market (“Nasdaq”), which requires that any such issuances by an issuer whose securities are listed on that exchange be approved by that issuer’s stockholders. As previously disclosed, the Company is no longer subject to Nasdaq’s rules.

The foregoing description is qualified in its entirety by the terms of the Letter Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.  The offer and sale of the Interest Shares was made pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act. The Company has relied on this exemption from registration based in part on representations made by HT in the SPA that it is an “accredited investor” as defined in Rule 501 under the Securities Act and HT’s understanding that the Interest Shares are being acquired for investment purposes and not with a view to or for sale in connection with any distribution thereof in violation of any federal or state securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Letter agreement, dated as of December 8, 2020, between Pareteum Corporation and High Trail Investments SA LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Dated: December 9, 2020	By:	/s/ Laura W. Thomas
Name: Laura W. Thomas
Title: Interim Chief Financial Officer